UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 15, 2008


                             CENTRAL JERSEY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          New Jersey                      0-49925               22-3757709
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


627 Second Avenue, Long Branch, New Jersey                         07740
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 - Other Events

Item 8.01.  Other Events.
---------   ------------

         On January 15, 2008, Central Jersey Bancorp issued a press release announcing that its board of directors has authorized a common stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.
                                                           ------------

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d)    Exhibits:

            Exhibit
            Number                        Description
            ------                        -----------

            99.1 Press Release Re: Central Jersey Bancorp Announces Common Stock Repurchase Program.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CENTRAL JERSEY BANCORP
                                      -----------------------------------------
                                                    (Registrant)



                                      By:  /s/ James S. Vaccao
                                          -------------------------------------
                                          James S. Vaccaro
                                          President and Chief Executive Officer


Date:  January 17, 2008

                                  EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

99.1 Press Release Re: Central Jersey Bancorp Announces Common Stock Repurchase Program.